UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K
                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (date of earliest event reported):

                                  May 11, 2007



                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                   001-31299                 65-0865171
       ----------------       ------------------------        --------------
(State or other jurisdiction  (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)

                901 Yamato Road, Suite 110, Boca Raton, FL 33431
                ------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 561-322-1300
                                                            ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

         The registrant is attaching a copy of a press release dated May 11, 2007 as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

            (d)  Exhibits:

                 99.1 Press Release of Medical Staffing Network Holdings, Inc. dated May 11, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 11, 2007                MEDICAL STAFFING NETWORK HOLDINGS, INC.



                                   By: /s/ Kevin S. Little
                                      --------------------------------------
                                       Kevin S. Little
                                       President and Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.       Description

99.1              Press Release of Medical Staffing Network Holdings, Inc.
                  dated May 11, 2007.